WESTERN ASSET FUNDS, INC.

January 10, 2007

Supplement to the Statement of Additional Information dated August 1, 2006

This supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information (the “SAI”) dated August 1, 2006 of Western Asset Funds, Inc. The following is hereby added to the SAI under “Additional Information About Securities, Investment Techniques and Related Risks”:

Fund of Funds Investments, Other Significant Investors

Certain investment companies which are affiliated with the Portfolios because they have the same investment manager as the Portfolios or are managed by an investment advisory affiliate of the Portfolios’ investment manager may invest in the Portfolios and may at times have substantial investments in one or more Portfolios. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a Portfolio may experience relatively large redemptions or investments due to transactions in Portfolio shares by a fund of funds or other significant investor, including rebalancings of the assets of a fund of funds invested in the Portfolio. The effects of these transactions could adversely affect a Portfolio’s performance. In the event of such redemptions or investments, a Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of a Portfolio. In addition, when a fund of funds or other investor owns a substantial portion of the shares of a Portfolio, a large redemption by the fund of funds could cause the Portfolio’s expenses to increase and could result in the Portfolio becoming too small to be economically viable. Redemptions of Portfolio shares could also accelerate the realization of taxable capital gains in the Portfolio if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Portfolio’s shares.

The Manager, Western Asset and WAML may be subject to potential conflicts of interest in connection with fund of funds investments due to their affiliation with the fund of funds’ investment adviser. For example, the Manager, Western Asset or WAML could have the incentive to permit a fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by affiliated fund of funds may also give rise to conflicts in connection with the voting of Portfolio shares. The Manager, Western Asset, WAML and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Portfolios’ shareholders, although there can be no assurance that such efforts will be successful. The Manager, Western Asset and WAML will consider how to minimize potential adverse impacts of fund of funds investments, and may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Please retain this supplement for future reference.